EX-99.19A

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	December 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable December 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0227	18%	0.0227	18%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.1023	82%	0.1023	82%
Total (per common share)	0.1250	100%	0.1250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 11/30/2018				1.02%
Annualized current distribution rate expressed as a percentage of NAV as of 11/30/2018				7.59%

Cumulative total return (in relation to NAV) for the fiscal year through 11/30/2018				0.24%
Cumulative fiscal year distributions as a percentage of NAV as of 11/30/2018				0.63%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable January 31, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0318	25%	0.0637	25%
Net Realized Short-Term Capital Gains	0.0011	1%	0.0021	1%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0921	74%	0.1842	74%
Total (per common share)	0.1250	100%	0.2500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 12/31/2018				-0.28%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2018				8.06%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2018				-5.13%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2018				1.34%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable February 28, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0337	27%	0.1010	27%
Net Realized Short-Term Capital Gains	0.0012	1%	0.0037	1%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0901	72%	0.2703	72%
Total (per common share)	0.1250	100%	0.3750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 1/31/2019				1.39%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2019				7.39%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2019				4.17%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2019				1.85%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable March 29, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0313	25%	0.1246	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0013	1%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0937	75%	0.3741	74%
Total (per common share)	0.1250	100%	0.5000	100%

Average annual total return (in relation to NAV) for the 5 years ending on 2/28/2019				1.41%
Annualized current distribution rate expressed as a percentage of NAV as of 2/28/2019				7.41%

Cumulative total return (in relation to NAV) for the fiscal year through 2/28/2019				4.64%
Cumulative fiscal year distributions as a percentage of NAV as of 2/28/2019				2.47%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable April 30, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0306	25%	0.1542	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0037	1%
Net Realized Long-Term Capital Gains	0.0067	5%	0.0134	2%
Return of Capital	0.0877	70%	0.4537	72%
Total (per common share)	0.1250	100%	0.6250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 3/31/2019				1.74%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2019				7.21%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2019				8.24%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2019				3.00%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2019

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable May 31, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0264	21%	0.1721	22%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0038	1%
Net Realized Long-Term Capital Gains	0.0094	8%	0.0281	4%
Return of Capital	0.0892	71%	0.5460	73%
Total (per common share)	0.1250	100%	0.7500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 4/30/2019				1.18%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2019				7.29%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2019				7.77%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2019				3.64%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com